Exhibit 10.1








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                    REGISTRATION RIGHTS AGREEMENT

                     Dated as of August 28, 2000

                               Among

                SOVEREIGN REAL ESTATE INVESTMENT TRUST

                          SOVEREIGN BANK

                                and

                        LEHMAN BROTHERS INC.
                                and
                     SALOMON SMITH BARNEY INC.

                       as Initial Purchasers




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                           TABLE OF CONTENTS

                                                            PAGE

 1.  Definitions...............................................1

 2.  Securities Subject to This Agreement......................5

 3.  Registered Exchange Offer.................................5

 4.  Shelf Registration........................................8

 5.  Liquidated Damages.......................................11

 6.  Registration Procedures..................................12

 7.  Registration Expenses....................................23

 8.  Indemnification and Contribution.........................24

 9.  Rule 144A................................................28

10.  Participation in Underwritten Registrations..............29

11.  Selection of Underwriters................................29

12.  Miscellaneous............................................29



     This Registration Rights Agreement (this "Agreement") is made and entered into as of August 28, 2000 by and among Sovereign Real Estate Investment Trust, a statutory business trust created under the Business Trust Act of the State of Delaware (the "Company"), Sovereign Bank, a federally chartered savings bank (the "Bank"), Lehman Brothers Inc. and Salomon Smith Barney Inc. (together with Lehman Brothers Inc., the "Initial Purchasers").

     This Agreement is entered into in connection with the Purchase Agreement, dated as of August 21, 2000 (the "Purchase Agreement"), by and among the Company, the Bank, Sovereign REIT Holdings, Inc. (the "Selling Holder") and Sovereign Bancorp, Inc. ("SBI") and the Initial Purchasers, which provides for (i) the sale by the Company and the Selling Holder to the Initial Purchasers of an aggregate of 161,792 shares of the Company's 12% Series A Noncumulative Exchangeable Preferred Interests (the "Preferred Shares"). Upon the occurrence of an Exchange Event (as defined in the Purchase Agreement), each Preferred Share will be automatically exchanged for one newly issued share of Series A Noncumulative Preferred Stock of the Bank (the "Bank Preferred Stock"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Bank have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligations to purchase the Preferred Shares under the Purchase Agreement. Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

     The parties hereby agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

         Broker-Dealer: Any broker or dealer registered under the Exchange Act.

         Closing Date:  August 28, 2000.

         Commission:  The Securities and Exchange Commission.

         Consummate: A registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of
(a) (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the New Shares to be issued in the Exchange Offer, (ii) the maintenance of the Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company of the New Shares in the same aggregate liquidation preference as the aggregate liquidation preference of Transfer Restricted Securities that were validly tendered by Holders thereof pursuant to the Exchange Offer, and (b) (i) the filing and effectiveness under the rules and regulations of the OTS of the Exchange Offer Offering Circular relating to the New Bank Shares to be issued in the Exchange Offer, (ii) the maintenance of the Exchange Offer Offering Circular continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, (iii) and if an Automatic Exchange has occurred, the delivery by the Bank of the New Bank Shares in the same aggregate liquidation preference as the aggregate liquidation preference of Transfer Restricted Securities that were validly tendered by Holders thereof pursuant to the Exchange Offer. If an Automatic Exchange has occurred, an Exchange Offer shall be deemed Consummated if the requirements of (b) of this definition have been met.

         Effectiveness Target Date:  As defined in Section 5(a) hereof.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exchange Offer: Shall mean (A) if such Exchange Offer is Consummated prior to an Automatic Exchange: (i) the registration by the Bank under the rules and regulations of the OTS of the New Bank Shares pursuant to an OTS Offering Circular and (ii) the registration by the Company under the Securities Act of the New Shares pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for New Shares in an aggregate liquidation amount equal to the aggregate amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders and (B) if such Exchange Offer is Consummated following the occurrence of an Automatic Exchange: the registration by the Bank under the rules and regulations of the OTS of the New Bank Shares pursuant to an OTS Offering Circular pursuant to which the Bank offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for New Bank Shares in an aggregate liquidation amount equal to the aggregate liquidation amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

         Exchange Offer Offering Circular: The offering circular filed by the Bank with the OTS relating to the Exchange Offer.

         Exchange Offer Registration Statement: The registration statement filed by the Company with the Commission relating to the Exchange Offer, including the Prospectus which forms a part thereof.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Preferred Shares to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act.

         Holders:  As defined in Section 2(b) hereof.

         Liquidated Damages:  As defined in Section 5(a) hereof.

         NASD:  National Association of Securities Dealers, Inc.

         New Bank Shares: The shares of preferred stock of the Bank to be issued pursuant to the Exchange Offer.

         New Shares: The preferred shares of the Company to be issued pursuant to the Exchange Offer.

         OTS:  The Office of Thrift Supervision.

         OTS Offering Circular: each of the Exchange Offer Offering Circular and the Shelf Offering Circular filed pursuant to the provisions of this Agreement, in either case including all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Participant:  As defined in Section 8(a) hereof.

         Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.
Prospectus: The prospectus included in a Registration Statement which shall include the OTS Offering Circular, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Registration Default:  As defined in Section 5(a) hereof.

         Registration Statement: each of the Exchange Offer Registration Statement and the Shelf Registration Statement filed pursuant to the provisions of this Agreement, in either case including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Securities Act:  The Securities Act of 1933, as amended.

         Shelf Filing Deadline:  As defined in Section 4(a) hereof.

         Shelf Offering Circular: As defined in Section 4(a) hereof.

         Shelf Registration Statement:  As defined in Section 4(a) hereof.

         Transfer Restricted Securities: The Preferred Shares and Bank Preferred Stock, until the earliest to occur of (a) the date on which such Preferred Shares or Bank Preferred Stock, as the case may be, have been exchanged by a person other than a Broker-Dealer for New Shares or New Bank Shares, as the case may be, in the Exchange Offer, (b) following the exchange by a Broker-Dealer in the Exchange Offer of Preferred Shares for New Shares or of shares of Bank Preferred Stock for New Bank Shares, as the case may be, the date on which such New Shares or New Bank Shares are sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, in the case of a sale of New Shares, or a copy of the Exchange Offer Offering Circular, in the case of a sale of New Bank Shares, (c) the date on which such Preferred Shares have been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or such Bank Preferred Stock has been effectively registered under the rules and regulations of the OTS and disposed of in accordance with the Shelf Offering Circular, or
(d) the date on which such Preferred Shares have been distributed to the public pursuant to Rule 144 under the Securities Act or are saleable pursuant to Rule 144(k) under the Securities Act or such Preferred Bank Stock has been distributed to the public pursuant to the corresponding rules and regulations of the OTS.
Underwritten Registration or Underwritten Offering: A registration in which securities of the Company or the Bank are sold to an underwriter for reoffering to the public.

     2.  Securities Subject to This Agreement.

         (a) Transfer Restricted Securities: The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each such Person, a "Holder") whenever such Person is the holder of record of Transfer Restricted Securities.

     3.  Registered Exchange Offer.

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission or OTS policy (after the procedures set forth in Section 6(a) below have been complied with) or one of the events set forth in Section 4(a)(ii) has occurred, (i) the Company shall file with the Commission the Exchange Offer Registration Statement under the Securities Act and the Bank shall file with the OTS the Exchange Offer Offering Circular under the rules and regulations of the OTS, in each case on or prior to April 30, 2001, (ii) the Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective on or prior to August 31, 2001 and the Bank shall use its reasonable best efforts to cause the Exchange Offer Offering Circular to become effective on or prior to the date on which the Exchange Offer Registration Statement is declared effective by the Commission or, in the event of an Automatic Exchange, on or prior to August 31, 2001, (iii) in connection with the foregoing, (x) the Company shall file (A) all pre-effective amendments to the Exchange Offer Registration Statement as may be necessary in order to cause the Exchange Offer Registration Statement to become effective, (B) if applicable, a post-effective amendment to the Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and (C) all necessary filings in connection with the registration and qualification of the New Shares to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (y) the Bank shall file (A) all pre-effective amendments to the Exchange Offer Offering Circular as may be necessary in order to cause the Exchange Offer Offering Circular to become effective,
(B) if applicable, a post-effective amendment to the Exchange Offer Offering Circular pursuant to the rules and regulations of the OTS and
(C) all necessary filings in connection with the registration and qualification of the New Bank Shares to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) unless the Exchange Offer would not be permitted by applicable law or Commission or OTS policy, (A) the Company will commence the Exchange Offer and use its best efforts to issue on or prior to 30 business days after the later of the date on which the Exchange Offer Registration Statement was declared effective by the Commission or the Exchange Offer Offering Circular was declared effective by the OTS, New Shares in exchange for all Preferred Shares tendered prior thereto in the Exchange Offer, or (B) in the event of an Automatic Exchange, the Bank will commence the Exchange Offer and use its best efforts to issue on or prior to 30 business days after the date on which the Exchange Offer Offering Circular was declared effective by the OTS, New Bank Shares in exchange for all shares of Preferred Bank Stock tendered prior thereto in the Exchange Offer. The Exchange Offer Registration Statement and Exchange Offer Offering Circular shall each be on the appropriate form to permit registration of the New Shares or New Bank Shares, as the case may be, to be offered in exchange for the Transfer Restricted Securities and resales of New Shares or New Bank Shares, as the case may be, held by Broker-Dealers as contemplated by Section 3(c) below. The 30 business day period referred to in clause (iv) of this Section 3(a) shall not include any period during which the Company is pursuing a Commission ruling or the Bank is pursuing an OTS ruling pursuant to Section 6(a)(i) below.

         (b) (i) The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply in all material respects with all applicable federal and state securities laws. No securities other than the New Shares shall be included in the Exchange Offer Registration Statement.
The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the later of the respective dates on which the Exchange Offer Registration Statement and the Exchange Offer Offering Circular have become effective, but in no event later than 30 business days thereafter.

              (ii) The Bank shall use its best efforts to cause the Exchange Offer Offering Circular to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Bank shall cause the Exchange Offer to comply in all material respects with all applicable federal and state securities laws. No securities other than the New Bank Shares shall be included in the Exchange Offer Offering Circular. The Bank shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the later of the respective dates on which the Exchange Offer Offering Circular and the Exchange Offer Registration Statement have become effective, but in no event later than 30 business days thereafter.

         (c) The Company or the Bank, as the case may be, shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement or the Exchange Offer Offering Circular, as the case may be, that any Broker-Dealer who holds Preferred Shares or Preferred Bank Stock, as the case may be, that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company or the Bank), may exchange such Preferred Shares or Bank Preferred Stock, as the case may be, pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and the rules and regulations of the OTS and must, therefore, deliver a prospectus meeting the requirements of the Securities Act and the rules and regulations of the OTS in connection with any resales of the New Shares or New Bank Shares received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement or the Exchange Offer Offering Circular, as the case may be. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission or the OTS, as the case may be, may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of New Shares or New Bank Shares held by any such Broker-Dealer except to the extent required by the Commission or the OTS.

         The Company and the Bank shall each use their reasonable best efforts to keep the Exchange Offer Registration Statement and Exchange Offer Offering Circular continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of New Shares or New Bank Shares, as the case may be, acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission and the rules and regulations of the OTS as announced from time to time, for a period of 180 days from the later of the respective dates on which the Exchange Offer Registration Statement or Exchange Offer Offering Circular is declared effective.

         The Company and Bank shall provide sufficient copies of the latest version of such Prospectus or Exchange Offer Offering Circular to Broker-Dealers promptly upon request at any time during such 180-day period in order to facilitate such resales.

     4.  Shelf Registration.

         (a) Shelf Registration. If (i) the Company or the Bank is not required to file an Exchange Offer Registration Statement or Exchange Offer Offering Circular or to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission or OTS policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) shall notify the Company, or in the event of an Automatic Exchange, the Bank, at least 20 business days prior to the Consummation of the Exchange Offer that (A) such Holder is prohibited by applicable law or Commission or OTS policy from participating in the Exchange Offer or (B) such Holder may not resell the New Shares or New Bank Shares, as the case may be, acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement or the Exchange Offer Offering Circular, as the case may be, is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Preferred Shares acquired directly from the Company or one of its affiliates or Bank Preferred Stock acquired directly from the Bank or one of its affiliates, then the Company and the Bank shall in lieu of, or in the event of (ii) above, in addition to, effecting the registration of the New Shares pursuant to the Exchange Offer Registration Statement and the New Bank Shares pursuant to the Exchange Offer Offering Circular use their best efforts to:

          (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") and a shelf offering circular pursuant to the rules and regulations of the OTS, which may be an amendment to the Exchange Offer Offering Circular (in either event, the "Shelf Offering Circular"), on or prior to the earlier to occur of (1) the 90th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement or Exchange Offer Offering Circular or (2) the 90th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) of paragraph (a) above (such earlier date being the "Shelf Filing Deadline"), which Shelf Registration Statement and Shelf Offering Circular shall each provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
     Section 4(b) hereof; and

          (y)  cause such Shelf Registration Statement and Shelf
     Offering Circular to be declared effective by the Commission and OTS, respectively, on or before the 90th day after the Shelf Filing Deadline.

The Company shall use its best efforts to keep such Shelf Registration Statement and the Bank shall use its best efforts to keep such Shelf Offering Circular continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Preferred Shares, or in the case of an Automatic Exchange, Bank Preferred Stock, by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a) and to ensure that it conforms with the requirements of this Agreement, the Securities Act, the policies, rules and regulations of the Commission and the rules and regulations of the OTS, each as announced from time to time, for a period of at least six months (as extended pursuant to Section 6(c)) following the later of the date on which such Shelf Registration Statement first becomes effective under the Securities Act or such Shelf Offering Circular first becomes effective under the rules and regulations of the OTS, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement and/or Shelf Offering Circular have been sold pursuant thereto; provided however, that the foregoing shall not apply if the effective Shelf Registration Statement and Shelf Offering Circular would in the reasonable good faith judgment of the Company and the Bank materially interfere with or materially and adversely affect any pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or other material event or transaction, or negotiations, discussions or pending proposals with respect thereto so long as the Company and the Bank within 3 months thereafter complies with the requirements of Section 6(c)(xiv) hereof. Any such period during which the Company or Bank fails to keep the Shelf Registration Statement or Shelf Offering Circular effective and usable for offers and sales of Transfer Restricted Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement or Shelf Offering Circular are no longer effective or the prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities and shall end on the date when each Holder of Transfer Restricted Securities covered by such Shelf Registration Statement and Shelf Offering Circular either receives the copies of the supplemented or amended prospectus contemplated by Section 6(c)(xiv) hereof or is advised in writing by the Company that use of the prospectus may be resumed. If one or more Suspension Periods occur, the six month time period referenced above shall be extended by the aggregate of the number of days included in each such Suspension Period.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement and Shelf Offering Circular. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement or Shelf Offering Circular pursuant to this Agreement unless and until such Holder furnishes to the Bank in writing, within 20 days after receipt of a written request therefor, such information as the Bank may reasonably request for use in connection with any Shelf Registration Statement (or Prospectus or preliminary Prospectus included therein) or Shelf Offering Circular in order to comply with applicable law, the policies, rules and regulations of the Commission and the rules and regulations of the OTS. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement or Shelf Offering Circular is being effected agrees to furnish promptly to the Company and the Bank all information required to be disclosed in order to make the information previously furnished to the Company and the Bank by such Holder not materially misleading.

     5.  Liquidated Damages.

         (a) If (a) any of the Registration Statements or OTS Offering Circulars required by this Agreement is not filed with the Commission or the OTS, as the case may be, on or prior to the date specified for such filing in this Agreement, (b) any of such Registration Statements or OTS Offering Circulars has not been declared effective by the Commission or the OTS, as the case may be, on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (c) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or Exchange Offer Offering Circular or (d) any Registration Statement or OTS Offering Circular required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable (at any time that the Company and the Bank are obligated to maintain the effectiveness of usability thereof) for its intended purpose without being succeeded within five business days by a post-effective amendment to such Registration Statement or OTS Offering Circular, as the case may be, that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (a) through (d), a "Registration Default"), the Bank shall accrue and pay additional sums ("Liquidated Damages") to each holder of the Preferred Shares with respect to the first 7-day period immediately following the occurrence of such Registration Default, in each case in an amount equal to ten (10) basis points (.10%) per annum of the aggregate liquidation preference of such Preferred Shares (calculated on an annualized basis). The amount of Liquidated Damages will increase by an additional ten (10) basis points (.10%) per annum with respect to each subsequent 7-day period until all Registration Defaults have been cured, up to a maximum amount of fifty
(50) basis points (.50%) per annum. All accrued Liquidated Damages shall be paid to Holders by the Bank in the same manner and at the same times as regular scheduled dividends are paid on the Preferred Shares (except that such Liquidated Damages shall be paid whether or not the Company elects to pay the regular scheduled dividends on the Preferred Shares on such dividend payment dates). Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease. In the event of any Registration Default after an Automatic Exchange, the Bank shall pay such Liquidated Damages to holders of the Bank Preferred Stock.

         All obligations of the Company and the Bank set forth in the preceding paragraph that have accrued and are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

         (b) Special Dividends and Liquidated Damages shall be paid to DTC by wire transfer of immediately available funds or by federal funds check and to holders of certificated securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no accounts have been specified. Each obligation to pay Special Dividends or Liquidated Damages, as the case may be, shall be deemed to accrue from the applicable date of the occurrence of the Registration Default.

     6.  Registration Procedures.

         (a) Exchange Offer Registration Statement/Exchange Offer Offering Circular. In connection with the Exchange Offer, the Company and the Bank shall each comply with all of the provisions of Section 6(c) below, shall use their respective reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

              (i) If in the reasonable opinion of counsel to the Company and the Bank there is a question as to whether the Exchange Offer is permitted by applicable law, the Company or the Bank, as the case may be, hereby agrees to seek a no-action letter or other favorable decision from the Commission or the OTS, as the case may be, allowing the Company or the Bank to Consummate the Exchange Offer. The Company and the Bank each hereby agrees to pursue the issuance of such a decision to the Commission or OTS staff level, as the case may be, but shall not be required to take commercially unreasonable action to effect a change of Commission or OTS policy. The Company and the Bank hereby agree, however, to
(A) participate in telephonic conferences with the Commission or OTS, as the case may be, (B) deliver to the Commission or OTS staff an analysis prepared by counsel to the Company and the Bank setting forth the legal bases, if any, upon which such counsel has concluded that the Exchange Offer should be permitted and (C) diligently pursue a resolution by the Commission or OTS staff of such submission.

              (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company and the Bank, prior to the Consummation thereof, a written representation to the Company and the Bank (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement or Exchange Offer Offering Circular) to the effect that (A) it is not an affiliate of the Company or the Bank, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Shares or, if an Automatic Exchange has occurred, the New Bank Shares, to be issued in the Exchange Offer and (C) it is acquiring the New Shares or New Bank Shares, as the case may be, in its ordinary course of business. Each Holder may also be required to acknowledge and agree that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including Brown & Wood LLP (available February 7, 1997), and any no-action letter obtained pursuant to clause (i) above) and (2) must comply with the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the OTS in connection with a secondary resale transaction and that in the case of resales of New Shares and New Bank Shares, such a secondary resale transaction should be covered by an effective registration statement and an effective offering circular containing the selling security holder information required by the applicable rules and regulations of the Commission and of the OTS if the resales are of New Shares or New Bank Shares obtained by such Holder in exchange for Preferred Shares acquired by such Holder directly from the Company.

              (iii) Prior to the effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991), Brown & Wood LLP (available February 7, 1997) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the New Shares to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the New Shares in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Shares received in the Exchange Offer. To the extent required by the OTS, the Bank shall provide similar undertakings to the OTS prior to the effectiveness of the Exchange Offer Offering Circular.

              (b) Shelf Registration Statement/Shelf Offering Circular. In connection with the Shelf Registration Statement and Shelf Offering Circular, the Company and the Bank shall each comply with all the provisions of Section 6(c) below and shall use their respective reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto (i) the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof and (ii) the Bank will prepare and file with the OTS an OTS Offering Circular relating to the registration for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         (c) General Provisions. In connection with any Registration Statement, Prospectus or OTS Offering Circular required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus or any OTS Offering Circular required to permit resales of Preferred Shares or Bank Preferred Stock by Broker-Dealers), the Company and Bank shall each:

              (i) use their respective reasonable best efforts to keep such Registration Statement or OTS Offering Circular, as the case may be, continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable (subject to the proviso set forth in the last paragraph of Section 4(a) of this Agreement); upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein or any such OTS Offering Circular (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Bank shall file promptly an appropriate amendment to such Registration Statement and OTS Offering Circular, respectively, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus or OTS Offering Circular, as the case may be, to become usable for their intended purpose(s) as soon as practicable thereafter;

              (ii) prepare and file with the Commission and OTS such amendments and post-effective amendments to the Registration Statement and OTS Offering Circular, respectively, as may be necessary to keep the Registration Statement and OTS Offering Circular effective for the applicable period set forth in Section 3 or 4 hereof, as applicable (subject to the proviso set forth in the last paragraph of Section 4(a) of this Agreement), or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement and OTS Offering Circular have been sold; cause the Prospectus and OTS Offering Circular to be supplemented by any required supplement, and as so supplemented to be filed pursuant to and to comply fully with the applicable rules and regulations of the Commission and of the OTS in a timely manner; and comply with the provisions of the Securities Act and OTS rules and regulations with respect to the disposition of all securities covered by such Registration Statement and OTS Offering Circular during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus and OTS Offering Circular;

              (iii) in the case of a Shelf Registration Statement and Shelf Offering Circular, advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or Offering Circular supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or OTS Offering Circular or any post-effective amendment thereto, when the same has become effective,
(B) of any request by the Commission or OTS for amendments to the Registration Statement or OTS Offering Circular or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or by the OTS of any stop order suspending the effectiveness of the OTS Offering Circular under the rules and regulations of the OTS or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, the OTS Offering Circular, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus or OTS Offering Circular in order to make the statements therein not misleading in any material respect; and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or the OTS shall issue any stop order suspending the effectiveness of the OTS Offering Circular under the rules and regulations of the OTS, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Bank shall each use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

              (iv) in the case of a Shelf Registration Statement and Shelf Offering Circular, furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission and OTS, copies of any Registration Statement or any Prospectus included therein and any OTS Offering Circular, or any amendments or supplements to any such Registration Statement or Prospectus and OTS Offering Circular (including all documents incorporated by reference after the initial filing of such Registration Statement or OTS Offering Circular, if any), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, subject to customary and reasonable confidentiality restrictions, and the Company and Bank will not file any such Registration Statement or Prospectus or OTS Offering Circular or any amendment or supplement to any such Registration Statement or Prospectus or OTS Offering Circular (including all such documents incorporated by reference) to which Holders of a majority in aggregate liquidation preference of Transfer Restricted Securities covered by such Registration Statement and OTS Offering Circular or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, OTS Offering Circular, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

              (v) in the case of a Shelf Registration Statement and Shelf Offering Circular, make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement and Shelf Offering Circular, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Bank and cause the Company's and Bank's officers, directors, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement and OTS Offering Circular, subject to customary and reasonable confidentiality restrictions, subsequent to the filing thereof and prior to its effectiveness;

              (vi) in the case of a Shelf Registration Statement and Shelf Offering Circular, if requested by any selling Holders or the underwriter(s), if any, at the expense of such selling Holders or underwriter(s) promptly incorporate in any Registration Statement or Prospectus and OTS Offering Circular, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein relating to the proposed distribution or other sale as required by applicable Commission or OTS rules or policies, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the aggregate liquidation preference of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering, and at the expense of such selling Holders or underwriter(s) make all required filings of such Prospectus, OTS Offering Circular, supplement or post-effective amendment as soon as practicable after the Company and the Bank are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

              (vii) in the case of a Shelf Registration Statement and Shelf Offering Circular, furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and the Shelf Offering Circular, as first filed with the OTS, and of each amendment thereto, including all documents incorporated by reference therein, if any, and all exhibits (including exhibits incorporated therein by reference);

              (viii) in the case of a Shelf Registration Statement and Shelf Offering Circular, deliver to each selling Holder, without charge, and each of the underwriter(s), if any, at such underwriter's expense, as many copies of the Prospectus (including each preliminary prospectus) and OTS Offering Circular (including each preliminary offering circular) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Bank hereby consent to the use of the Prospectus and OTS Offering Circular and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus and OTS Offering Circular or any amendment or supplement thereto;

              (ix) in the case of a Shelf Registration Statement and Shelf Offering Circular, enter into such agreements (including an underwriting agreement) and make such representations and warranties, and take all such other actions in connection therewith, in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement and OTS Offering Circular contemplated by this Agreement, all to such extent as may be reasonably requested by any purchaser or by any Holder of Transfer Restricted Securities or underwriter, if any, in connection with any sale or resale pursuant to any Registration Statement or OTS Offering Circular contemplated by this Agreement; and in connection with an Underwritten Registration (provided that the Company and the Bank shall not be obligated to participate in more than one Underwritten Offering and such Underwritten Offering shall include Transfer Restricted Securities representing not less than 1/3 of the aggregate liquidation preference of all Transfer Restricted Securities then outstanding), the Company and Bank shall at the expense of the Selling Holders and the underwriters:

                   (A) upon request, furnish (or in the case of paragraphs (i) and (iii), use its reasonable best efforts to furnish) to each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the later of the date of effectiveness of the Shelf Registration Statement or the Shelf Offering Circular:

                        (1) a certificate from each of the Bank and the Company, dated the later of the date of the effectiveness of the Shelf Registration Statement or Shelf Offering Circular, signed by (y) the Chairman of the Board, its President or an Executive Vice President and
(z) the Chief Financial Officer of the Company or the Bank, as the case may be, confirming, as of the date thereof, such matters as such parties may reasonably request;

                        (2) an opinion, dated the later of the date of the effectiveness of the Shelf Registration Statement or Shelf Offering Circular, of counsel for the Company and the Bank, covering such matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Bank, representatives of the independent public accountants for the Company and the Bank, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and such OTS Offering Circular and have considered the matters required to be stated therein and the statements contained therein, and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus contained in such Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or that the applicable OTS Offering Circular, at the time such OTS Offering Circular or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the statements contained therein and also expresses no view as to the financial statements, notes and schedules and other financial and statistical data included in any Registration Statement contemplated by this Agreement or the related Prospectus or any OTS Offering Circular contemplated by this Agreement; and

                        (3) a customary comfort letter, dated the later of the date of the effectiveness of the Shelf Registration Statement and the Shelf Offering Circular, from the Bank's and the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings;

                   (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                   (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any other customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Bank pursuant to this clause (xi), if any.

              (x) in the case of a Shelf Registration Statement and Shelf Offering Circular, prior to any public offering of Transfer Restricted Securities, at the expense of the selling Holders and the underwriter(s), if any, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement and Shelf Offering Circular; provided, however, that the Company and the Bank shall not be required to register or qualify as a foreign corporation where they are not now so qualified or to take any action that would subject them to service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement or the OTS Offering Circular, in any jurisdiction where they are not now so subject;

              (xi) in the case of (a) an Exchange Offer Registration Statement, shall issue, upon the request of any Holder of Preferred Shares covered by the Exchange Offer Registration Statement, New Shares in the same aggregate liquidation preference as the Preferred Shares surrendered to the Company by such Holder in exchange therefor or being sold by such Holder, such New Shares to be registered in the name of such Holder or in the name of the purchaser(s) of such Preferred Shares, as the case may be; in return, the Preferred Shares held by such Holder shall be surrendered to the Company for cancellation or (b) an Exchange Offer Offering Circular, in the event of an Automatic Exchange, shall issue, upon the request of any Holder of Bank Preferred Stock covered by the Exchange Offer Offering Circular, New Bank Shares in the same aggregate liquidation preference as the Preferred Bank Stock surrendered to the Bank by such Holder in exchange therefor or being sold by such Holder, such New Bank Shares to be registered in the name of such Holder or in the name of the purchaser(s) of such Preferred Bank Stock, as the case may be; in return, the Preferred Bank Stock held by such Holder shall be surrendered to the Bank for cancellation;

              (xii) in the case of a Shelf Registration Statement and Shelf Offering Circular, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to settlement of any sale of Transfer Restricted Securities made by such underwriter(s);

             (xiii) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement and OTS Offering Circular to be registered with or approved by such other governmental agencies or authorities, if any, as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

              (xiv)  if any fact or event contemplated by
clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or OTS Offering Circular or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus or OTS Offering Circular will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

              (xv) obtain CUSIP numbers (if not previously obtained) for all Transfer Restricted Securities not later than the later of the effective date of the Registration Statement and OTS Offering Circular and provide certificates for the Transfer Restricted Securities;

              (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

              (xvii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and OTS, and make generally available to its security holders, as soon as practicable, a consolidated earning statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period (A) commencing at the end of the fiscal quarter in which the effective date of the Registration Statement and the OTS Offering Circular occurs; and

              (xvii) provide promptly to each Holder upon request each document filed with the Commission and the OTS pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

          Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company or the Bank of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement and OTS Offering Circular until such Holder's receipt of the copies of the supplemented or amended Prospectus or OTS Offering Circular contemplated by Section 6(c)(xiv) hereof, or until it is advised in writing (the "Advice") by the Company or the Bank that the use of the Prospectus or OTS Offering Circular may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or OTS Offering Circular. If so directed by the Company and the Bank each Holder will deliver to the Bank (at the Bank's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus and OTS Offering Circular covering such Transfer Restricted Securities that was current at the time of receipt of such notice to discontinue such disposition of Transfer Restricted Securities. In the event the Company and the Bank shall give any such notice, the time period regarding the effectiveness of such Registration Statement and OTS Offering Circular set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder of Transfer Restricted Securities covered by such Registration Statement and OTS Offering Circular shall have received the copies of the supplemented or amended Prospectus and OTS Offering Circular contemplated by Section 6(c)(xiv) hereof or shall have received the Advice.

     7.  Registration Expenses.

         Except as otherwise expressly provided herein, all expenses incident to the Company's and the Bank's performance of or compliance with this Agreement will be borne by the Company and the Bank, regardless of whether a Registration Statement or OTS Offering Circular becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Shares or New Bank Shares to be issued in the Exchange Offer and printing of Prospectuses and OTS Offering Circulars), and associated messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Bank; and (v) all fees and disbursements of independent certified public accountants of the Company and the Bank (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company and the Bank will, in any event, each bear its respective internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Bank, as the case may be.

     8.  Indemnification and Contribution.

         (a) In connection with a Shelf Registration Statement or Shelf Offering Circular or in connection with any delivery of a Prospectus contained in an Exchange Offer Registration Statement or of an Exchange Offer Offering Circular by any participating Broker-Dealer or the Initial Purchasers, as applicable, who seeks to sell New Shares or New Bank Shares, as the case may be, the Company and the Bank, jointly and severally, shall indemnify and hold harmless each Holder of Transfer Restricted Securities included within any such Shelf Registration Statement or Shelf Offering Circular and each participating Broker-Dealer or the Initial Purchaser selling New Shares or New Bank Shares, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act (each, a "Participant") from and against any loss, claim, damage or liability, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of securities) to which such Participant or controlling person may become subject, under the Securities Act or the rules and regulations of the OTS (including without limitation
12. C.F.R. Section 563g.10) or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any Prospectus forming part thereof or any OTS Offering Circular or in any amendment or supplement thereto or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Participant promptly upon demand for any legal or other expenses reasonably incurred by such Participant in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and Bank shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or any Prospectus forming part thereof or any OTS Offering Circular or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company and the Bank by or on behalf of any Participant specifically for inclusion therein and provided further that with respect to any untrue statement or omission of material fact made in any such Registration Statement or any Prospectus forming part thereof or any OTS Offering Circular or in any such amendment or supplement, the indemnity agreement contained in this
Section 8(a) shall not inure to the benefit of any Participant from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Participant occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of an amended or supplemented Prospectus or OTS Offering Circular correcting such untrue statement or omission to such Participant in compliance with Section 6(c)(viii), (x) delivery of the amended or supplemented Prospectus or OTS Offering Circular was required by the Securities Act or by the applicable rules and regulations of the OTS to be made to such person, and (y) the amended or supplemented Prospectus or OTS Offering Circular correcting such untrue statement or omission was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person. The foregoing indemnity agreement is in addition to any liability which the Company and the Bank may otherwise have to any Participant or to any controlling person of that Participant.

         (b) Each Participant, severally and not jointly, shall indemnify and hold harmless the Company and the Bank, each of their respective directors, officers, employees or agents and each person, if any, who controls the Company or the Bank within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, or any action in respect thereof, to which the Company the Bank or any such director, officer, employee, agent or controlling person may become subject, under the Securities Act or the rules and regulations of the OTS (including without limitation 12 C.F.R. Section 563g.10) or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus forming part thereof or any OTS Offering Circular or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and the Bank by or on behalf of that Participant specifically for inclusion therein, and shall reimburse the Company and the Bank and any such director, officer, employee, agent or controlling person for any legal or other expenses reasonably incurred by the Company or the Bank or any such director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Participant may otherwise have to the Company or the Bank or any such director, officer, employee, agent or controlling person.

         (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing,
(ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 8 consist of any Participant or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or the Bank or any of their respective directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company and the Bank on the one hand and the Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Bank, on the one hand, or the Participants on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Bank and the Participants agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Participant shall be required to contribute any amount in excess of the amount by which the proceeds received by such Participant from an offering of the Preferred Shares or Bank Preferred Stock exceeds the amount of any damages which such Participant has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participants' obligations to contribute as provided in this Section 8(d) are several and not joint.

     9.  Rule 144A.

         The Company and Bank hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A and any corresponding provision of the rules and regulations of the OTS.

     10.  Participation in Underwritten Registrations.

          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters, confidentiality agreements and other documents required under the terms of such underwriting arrangements.

     11.  Selection of Underwriters

          The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement and Shelf Offering Circular who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate liquidation preference of the Transfer Restricted Securities included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company and the Bank.

     12.  Miscellaneous

          (a) Automatic Exchange. Upon the occurrence of an Automatic Exchange, the Company shall have no further obligations under this Agreement.

          (b) Remedies. The Company and Bank agree that monetary damages (including Liquidated Damages) would not be adequate compensation for any loss incurred by reason of a breach by either of them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (c) No Inconsistent Agreements. The Company and the Bank will not on or after the date of this Agreement enter into any agreement with respect to their securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Bank has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or the Bank's securities under any agreement in effect on the date hereof.

          (d) Adjustments Affecting the Securities. The Company and the Bank will not take any action, or permit any change to occur, with respect to Preferred Shares or Bank Preferred Stock that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer unless such action or change is required by applicable law.

          (e) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company and the Bank have obtained the written consent of Holders of a majority of the outstanding liquidation preference of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding liquidation preference of Transfer Restricted Securities being tendered.

          (f) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address of such Holder maintained by the Transfer Agent ; and

               (ii)  if to the Company:

                     Sovereign Bank
                     1130 Berkshire Boulevard
                     Wyomissing, PA  19610
                     Attention:  Mark R. McCollom
                     Telecopier No.  610-320-8448

                     With a copy to:

                     Joseph M. Harenza
                     Stevens & Lee
                     111 North Sixth Street
                     Reading, PA  19603
                     Telecopier No. 610-376-5610

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (l) Entire Agreement. This Agreement together with the other transaction documents is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

         (m) Required Consents. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company, the Bank or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              SOVEREIGN REAL ESTATE INVESTMENT
                                TRUST

                              By: /s/ Sovereign Real Estate
                                  Investment Trust
                                  Name:
                                  Title:

                              SOVEREIGN BANK

                              By: /s/ Sovereign Bank
                                  Name:
                                  Title:

Accepted as of the date hereof:

LEHMAN BROTHERS INC.,
  as Initial Purchaser

By: /s/ Lehman Brothers, Inc.
   Name:
   Title:

SALOMON SMITH BARNEY INC.,
  as Initial Purchaser

By: /s/ Solomon Smith Barney Inc.
   Name:
   Title: